News Release

Media Contact: Jennifer Garber
24-Hour: 800.559.3853

Analyst Contact: Jack Sullivan
Office: 980.373.3564

August 4, 2022

Duke Energy reports second-quarter 2022 financial results
▪Second-quarter 2022 reported and adjusted EPS of $1.14, driven by continued strength in Electric Utilities and Infrastructure
▪Reaffirmed 2022 adjusted EPS guidance range of $5.30 to $5.60 and adjusted EPS growth rate of 5% to 7% through 2026 off 2021 original midpoint of $5.15
▪Announced a strategic review of the Commercial Renewables business
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced second-quarter 2022 reported EPS of $1.14, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted EPS of $1.14. This is compared to reported EPS of $0.96 and adjusted EPS of $1.15 for the second quarter of 2021.
Adjusted EPS excludes the impact of certain items that are included in reported EPS. Reported EPS is equal to adjusted EPS for second quarter 2022 due to offsetting special items. Reported EPS includes the net impact of offsetting special items related to the 2022 Indiana Supreme Court ruling on coal ash and derivative instruments that do not qualify for hedge accounting or regulatory treatment.
Lower second-quarter 2022 adjusted results were led by higher O&M expense due to plant outage timing in the Electric Utilities and Infrastructure segment along with higher interest expense and the impact of GIC minority interest. These items were partially offset by favorable weather, higher volumes and positive rate case contributions.
“We’ve had an excellent first half of the year, delivering strong results driven by continued growth in our regulated operations as we execute the industry's largest clean energy transition,” said Lynn Good, Duke Energy chair, president and chief executive officer. “We’re making great progress across our jurisdictions - enhancing reliability and resiliency through grid modernization, transitioning our fleet to cleaner energy technologies, and advancing regulatory and legislative priorities. We are reaffirming our full year earnings guidance range of $5.30 to $5.60 and long-term adjusted EPS growth rate of 5% to 7% through 2026 off the 2021 original midpoint of $5.15.”
"Commercial renewables has played an important role in our business strategy for over 15 years, establishing a core competency in renewable energy development and operations that will continue to serve us well as we advance our strategy. But as we look forward to the remainder of this decade and beyond, we see significant investment opportunities in our regulated operations and believe now is the time to review the strategic fit of our commercial portfolio.”

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Business segment results
In addition to the following summary of second-quarter 2022 business segment performance, comprehensive tables with detailed EPS drivers for the second quarter compared to prior year are provided at the end of this news release.
The discussion below of second-quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported basis, Electric Utilities and Infrastructure recognized second-quarter 2022 segment income of $974 million, compared to segment income of $935 million in the second quarter of 2021. In addition to the drivers outlined below, second-quarter 2022 results include impacts related to the 2022 Indiana Supreme Court ruling on coal ash, which was treated as a special item and excluded from adjusted earnings.
On an adjusted basis, Electric Utilities and Infrastructure recognized second-quarter 2022 segment income of $958 million, compared to segment income of $935 million in the second quarter of 2021, an increase of $0.03 per share. Higher quarterly results were primarily due to favorable weather (+$0.09 per share) and rate case contributions (+$0.04 per share), partially offset by higher O&M expenses (-$0.07 per share) and GIC minority interest impact (-$0.03 per share).
Gas Utilities and Infrastructure
On a reported and adjusted basis, Gas Utilities and Infrastructure recognized second-quarter 2022 segment income of $19 million, compared to reported and adjusted income of $17 million and $29 million, respectively, in the second quarter of 2021. On an adjusted basis, this represents a decrease of $0.02 per share. Lower quarterly results were primarily driven by higher O&M expenses (-$0.01 per share), higher interest expense (-$0.01 per share) and lower AFUDC Equity (-$0.01 per share), partially offset by riders and other retail margin (+$0.01 per share). Second-quarter 2021 results included costs related to the cancellation of the ACP investment. These charges were treated as special items and excluded from adjusted earnings.
Commercial Renewables
On a reported basis, Commercial Renewables recognized second-quarter 2022 segment income of $30 million, compared to segment income of $47 million in the second quarter of 2021. Second-quarter 2022 results include the net impact of derivative instruments that do not qualify for hedge accounting or regulatory treatment. These charges were treated as special items and excluded from adjusted earnings.
On an adjusted basis, Commercial Renewables recognized second-quarter 2022 segment income of $46 million, compared to segment income of $47 million in the second quarter of 2021. Quarterly results were flat to prior year.

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Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported and adjusted basis, Other recognized a second-quarter 2022 net loss of $130 million, compared to reported and adjusted net losses of $248 million and $113 million, respectively, in the second quarter of 2021. On an adjusted basis, this represents a decrease of $0.02 per share. Lower quarterly results were primarily due to lower returns on investments (-$0.05 per share) and higher interest expense (-$0.01 per share), partially offset by higher results at National Methanol Corporation (NMC) (+$0.03 per share). Second-quarter 2021 results included workplace and workforce realignment costs. These amounts were treated as special items and excluded from earnings.
Effective tax rate
Duke Energy's consolidated reported effective tax rate for the second quarter of 2022 was 8.0% compared to 4.9% in the second quarter of 2021. The increase in the effective tax rate was primarily due to a decrease in the amortization of excess deferred taxes in relation to higher pretax income.
The effective tax rate including noncontrolling interests and preferred dividends and excluding special items for the second quarter of 2022 was 9.8% compared to 8.2% in the second quarter of 2021. The increase was primarily due to a decrease in the amortization of excess deferred taxes.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the effective tax rate including noncontrolling interests and preferred dividends and excluding special items.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled at 10 a.m. ET today to discuss second-quarter 2022 financial results and other business and financial updates. The conference call will be hosted by Lynn Good, chair, president and chief executive officer, and Steve Young, executive vice president and chief financial officer.
The call can be accessed via the investors section (duke-energy.com/investors) of Duke Energy’s website or by dialing 888.510.2359 in the U.S. or 646.960.0215 outside the U.S. The confirmation code is 2999899. Please call in 10 to 15 minutes prior to the scheduled start time.

A recording of the webcast with transcript will be available on the investors' section of the company’s website by August 5.

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Special Items and Non-GAAP Reconciliation
The following tables present a reconciliation of GAAP reported earnings per share to adjusted earnings per share for second-quarter 2022 and 2021 financial results:

(In millions, except per share amounts)	After-Tax Amount	2Q 2022 EPS	2Q 2021 EPS
EPS, as reported		$1.14	$0.96
Adjustments to reported EPS:
Second Quarter 2022
Regulatory Matters	$(16)	(0.02)
Mark-to-Market	16	0.02
Second Quarter 2021
Gas pipeline investments	$12		0.01
Workplace and Workforce Realignment	135		0.18
Total adjustments		$—	$0.19
EPS, adjusted		$1.14	$1.15
Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted EPS and effective tax rate including noncontrolling interests and preferred dividends and excluding special items. Adjusted earnings and adjusted EPS represent income (loss) from continuing operations available to Duke Energy Corporation common stockholders in dollar and per share amounts, adjusted for the dollar and per share impact of special items. The effective tax rate including noncontrolling interests and preferred dividends and excluding special items is calculated using pretax earnings and income tax expense, both as adjusted for the impact of noncontrolling interests, preferred dividends and special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Board of Directors, employees, stockholders, analysts and investors. The most directly comparable GAAP measures for adjusted earnings, adjusted EPS and effective tax rate including noncontrolling interests and preferred dividends and excluding special items are Net Income (Loss) Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss)), Basic earnings (loss) per share Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss) per share), and the reported effective tax rate, respectively.
Special items included in the periods presented include the following items, which management believes do not reflect ongoing costs:
•Regulatory Matters represents the net impact of charges related to the 2022 Indiana Supreme Court ruling on coal ash.
•Mark-to-Market represents the income statement impact of derivative instruments that do not qualify for hedge accounting or regulatory accounting.

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•Gas pipeline investments represents additional exit obligations related to ACP.
•Workplace and Workforce Realignment represents costs attributable to business transformation, including long-term real estate strategy changes and workforce realignment.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).
Management evaluates segment performance based on segment income (loss) and other net loss. Segment income (loss) is defined as income (loss) from continuing operations net of income attributable to noncontrolling interests and preferred stock dividends. Segment income (loss) includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income (loss) adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income (loss) and other net loss.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted EPS and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.
Duke Energy
Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of America’s largest energy holding companies. Its electric utilities serve 8.2 million customers in North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky, and collectively own 50,000 megawatts of energy capacity. Its natural gas unit serves 1.6 million customers in North Carolina, South Carolina, Tennessee, Ohio and Kentucky. The company employs 28,000 people.

Duke Energy is executing an aggressive clean energy transition to achieve its goals of net-zero methane emissions from its natural gas business and at least a 50% carbon reduction from electric generation by 2030 and net-zero carbon emissions by 2050. The 2050 net-zero goals also include Scope 2 and certain Scope 3 emissions. In addition, the company is investing in

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major electric grid enhancements and energy storage, and exploring zero-emission power generation technologies such as hydrogen and advanced nuclear.

Duke Energy was named to Fortune’s 2022 “World’s Most Admired Companies” list and Forbes’ “America’s Best Employers” list. More information is available at duke-energy.com. The Duke Energy News Center contains news releases, fact sheets, photos and videos. Duke Energy’s illumination features stories about people, innovations, community topics and environmental issues. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook.
Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
◦The impact of the COVID-19 pandemic;
◦State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;
◦The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;
◦The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;
◦The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;
◦Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
◦Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy, reduced customer usage due to cost pressures from inflation or fuel costs, and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;
◦Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;
◦Advancements in technology;
◦Additional competition in electric and natural gas markets and continued industry consolidation;
◦The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;
◦Changing investor, customer and other stakeholder expectations and demands including heightened emphasis on environmental, social and governance concerns;
◦The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;
◦Operational interruptions to our natural gas distribution and transmission activities;

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◦The availability of adequate interstate pipeline transportation capacity and natural gas supply;
◦The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;
◦The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;
◦The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;
◦The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility's generation mix, and general market and economic conditions;
◦Credit ratings of the Duke Energy Registrants may be different from what is expected;
◦Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;
◦Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;
◦Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;
◦The ability to control operation and maintenance costs;
◦The level of creditworthiness of counterparties to transactions;
◦The ability to obtain adequate insurance at acceptable costs;
◦Employee workforce factors, including the potential inability to attract and retain key personnel;
◦The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);
◦The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;
◦The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;
◦The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;
◦The impacts from potential impairments of goodwill or equity method investment carrying values;
◦Asset or business acquisitions and dispositions, including our ability to successfully consummate the second closing of the minority investment in Duke Energy Indiana, may not yield the anticipated benefits;
◦The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock; and
◦The ability to implement our business strategy, including its carbon emission reduction goals.
Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended June 30, 2022
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Regulatory Matters		Mark-to-Market		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$974	$(16)	A	$—		$(16)	$958
Gas Utilities and Infrastructure	19	—		—		—	19
Commercial Renewables	30	—		16	B	16	46
Total Reportable Segment Income	1,023	(16)		16		—	1,023
Other	(130)	—		—		—	(130)
Net Income Available to Duke Energy Corporation Common Stockholders	$893	$(16)		$16		$—	$893
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.14	$(0.02)		$0.02		$—	$1.14
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $(0.02).
A – Net of $2 million recorded within Noncontrolling Interests. $18 million tax benefit related to the Duke Energy Indiana Supreme Court ruling on the Condensed Consolidated Statements of Operations.
B – Net of $5 million tax benefit. $21 million recorded within Nonregulated electric and other (Operating revenues) related to derivative contracts that do not qualify for hedge accounting or regulatory treatment on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 770 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2022
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Regulatory Matters		Mark-to-Market		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,697	$157	A	$—		$157	$1,854
Gas Utilities and Infrastructure	273	—		—		—	273
Commercial Renewables	41	—		16	B	16	57
Total Reportable Segment Income	2,011	157		16		173	2,184
Other	(300)	—				—	(300)
Net Income Available to Duke Energy Corporation Common Stockholders	$1,711	$157		$16		$173	$1,884
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$2.22	$0.21		$0.02		$0.23	$2.45
A – Net of $80 million tax benefit. $211 million recorded within Impairment of assets and other charges, $46 million within Regulated electric (Operating revenues) and $20 million within Noncontrolling Interests related to the Duke Energy Indiana Supreme Court ruling on the Condensed Consolidated Statements of Operations.
B – Net of $5 million tax benefit. $21 million recorded within Nonregulated electric and other (Operating revenues) related to derivative contracts that do not qualify for hedge accounting or regulatory treatment on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 770 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended June 30, 2021
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Gas Pipeline Investments		Workplace and Workforce Realignment		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$935	$—		$—		$—	$935
Gas Utilities and Infrastructure	17	12	A	—		12	29
Commercial Renewables	47	—		—		—	47
Total Reportable Segment Income	999	12		—		12	1,011
Other	(248)	—		135	B	135	(113)
Net Income Available to Duke Energy Corporation Common Stockholders	$751	$12		$135		$147	$898
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$0.96	$0.01		$0.18		$0.19	$1.15
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $(0.02).
A – Net of $4 million tax benefit. $16 million recorded within Equity in earnings (losses) of unconsolidated affiliates related to exit obligations for ACP on the Condensed Consolidated Statements of Operations.
B – Net of $40 million tax benefit. $131 million recorded within Impairment of assets and other charges, $27 million within Operations, maintenance and other, and $17 million within Depreciation and amortization related to costs attributable to business transformation, including long-term real estate strategy changes and workforce realignment on the Condensed Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) – 769 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2021
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Gas Pipeline Investments		Workplace and Workforce Realignment		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,755	$—		$—		$—	$1,755
Gas Utilities and Infrastructure	262	17	A	—		17	279
Commercial Renewables	74	—		—		—	74
Total Reportable Segment Income	2,091	17		—		17	2,108
Other	(387)	—		135	B	135	(252)
Net Income Available to Duke Energy Corporation Common Stockholders	$1,704	$17		$135		$152	$1,856
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$2.21	$0.02		$0.18		$0.20	$2.41

A – Net of $5 million tax benefit. $22 million recorded within Equity in earnings (losses) of unconsolidated affiliates related to exit obligations for ACP on the Condensed Consolidated Statements of Operations.
B – Net of $40 million tax benefit. $131 million recorded within Impairment of assets and other charges, $27 million within Operations, maintenance and other, and $17 million within Depreciation and amortization related to costs attributable to business transformation, including long-term real estate strategy changes and workforce realignment on the Condensed Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) – 769 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
June 2022
(Dollars in millions)

	Three Months Ended June 30, 2022		Six Months Ended June 30, 2022
	Balance	Effective Tax Rate	Balance	Effective Tax Rate

Reported Income Before Income Taxes	$957		$1,763
Regulatory Matters	—		257
Mark-to-Market	21		21
Noncontrolling Interests	26		39
Preferred Dividends	(14)		(53)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$990		$2,027

Reported Income Tax Expense	$77	8.0%	$63	3.6%
Regulatory Matters	18		80
Mark-to-Market	5		5
Noncontrolling Interest Portion of Income Taxes(a)	(3)		(5)
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$97	9.8%	$143	7.1%
(a)    Income tax related to non-pass through entities for tax purposes.

	Three Months Ended June 30, 2021		Six Months Ended June 30, 2021
	Balance	Effective Tax Rate	Balance	Effective Tax Rate

Reported Income Before Income Taxes	734		$1,759
Gas Pipeline Investments	16		22
Workplace and Workforce Realignment	175		175
Noncontrolling Interests	67		118
Preferred Dividends	(14)		(53)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$978		$2,021

Reported Income Tax Expense	36	4.9%	120	6.8%
Gas Pipeline Investments	4		5
Workplace and Workforce Realignment	40		40
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$80	8.2%	$165	8.2%

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
June 2022 QTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Consolidated
2021 QTD Reported Earnings Per Share	$1.22	$0.03	$0.06	$(0.35)	$0.96
Gas Pipeline Investments	—	0.01	—	—	0.01
Workplace and Workforce Realignment	—	—	—	0.18	0.18
2021 QTD Adjusted Earnings Per Share	$1.22	$0.04	$0.06	$(0.17)	$1.15
Weather	0.09	—	—	—	0.09
Volume	0.03	—	—	—	0.03
Riders and Other Retail Margin	—	0.01	—	—	0.01
Rate case impacts, net(a)	0.04	—	—	—	0.04
Wholesale	(0.03)	—	—	—	(0.03)
Operations and maintenance, net of recoverables(b)	(0.07)	(0.01)	—	—	(0.08)
Duke Energy Renewables	—	—	—	—	—
Interest Expense	(0.01)	(0.01)	—	(0.01)	(0.03)
AFUDC Equity	0.02	(0.01)	—	—	0.01
Depreciation and amortization(c)	(0.02)	—	—	—	(0.02)
Other(d)	(0.02)	—	—	(0.01)	(0.03)
Total variance	$0.03	$(0.02)	$—	$(0.02)	$(0.01)
2022 QTD Adjusted Earnings Per Share	$1.25	$0.02	$0.06	$(0.19)	$1.14
Mark-to-Market	—	—	(0.02)	—	(0.02)
Regulatory Matters	0.02	—	—	—	0.02
2022 QTD Reported Earnings Per Share	$1.27	$0.02	$0.04	$(0.19)	$1.14

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers except Commercial Renewables, which uses an effective rate. Weighted average shares outstanding increased from 769 million shares to 770 million.

(a)    Electric Utilities and Infrastructure includes DEC and DEP North Carolina final rates, which became effective June 2021 (+$0.02) and the DEF SBRA and multiyear rate plan (+$0.02).
(b)    Primarily due to timing of plant outage and maintenance work in the current year and a prior year favorable allowance for doubtful accounts adjustment at Electric Utilities and Infrastructure.
(c)    Excludes rate case impacts.
(d)    Electric Utilities and Infrastructure includes impact of GIC minority interest sale. Other includes lower returns on investments, partially offset by higher earnings at NMC.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
June 2022 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Consolidated
2021 YTD Reported Earnings Per Share	$2.28	$0.34	$0.10	$(0.51)	$2.21
Gas Pipeline Investments	—	0.02	—	—	0.02
Workplace and Workforce Realignment	—	—	—	0.18	0.18
2021 YTD Adjusted Earnings Per Share	$2.28	$0.36	$0.10	$(0.33)	$2.41
Weather	0.08	—	—	—	0.08
Volume(a)	0.27	—	—	—	0.27
Riders and Other Retail Margin(b)	(0.04)	0.03	—	—	(0.01)
Rate case impacts, net(c)	0.04	0.04	—	—	0.08
Wholesale	(0.01)	—	—	—	(0.01)
Operations and maintenance, net of recoverables(d)	(0.18)	(0.03)	—	—	(0.21)
Duke Energy Renewables(e)	—	—	(0.02)	—	(0.02)
Interest Expense	(0.02)	(0.01)	—	(0.02)	(0.05)
AFUDC Equity	0.03	(0.01)	—	—	0.02
Depreciation and amortization	—	(0.01)	—	—	(0.01)
Other(f)	(0.04)	(0.02)	—	(0.04)	(0.10)
Total variance	$0.13	$(0.01)	$(0.02)	$(0.06)	$0.04
2022 YTD Adjusted Earnings Per Share	$2.41	$0.35	$0.08	$(0.39)	$2.45
Regulatory Matters	(0.21)	—	—	—	(0.21)
Mark-to-Market	—	—	(0.02)	—	(0.02)
2022 YTD Reported Earnings Per Share	$2.20	$0.35	$0.06	$(0.39)	$2.22

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers except for Commercial Renewables, which uses an effective rate. Weighted average shares outstanding increased from 769 million shares to 770 million.

(a)    Includes block and seasonal pricing (+$0.04).
(b)    Electric Utilities and Infrastructure includes higher reliability and capacity purchases and lower late payment revenues.
(c)    Electric Utilities and Infrastructure includes DEC and DEP North Carolina final rates which became effective June 2021 (+$0.02) and DEF SBRA and multiyear rate plan (+$0.02). Gas Utilities and Infrastructure includes the net impact of the PNG NC rate case, effective November 2021.
(d)    Electric Utilities and Infrastructure includes higher storm costs (-$0.06), timing of plant outage and maintenance work and a prior year favorable allowance for doubtful accounts adjustment.
(e)    Primarily due to fewer renewable projects placed in service in the current year (-$0.07), partially offset by Texas Storm Uri impacts in the prior year (+$0.04).
(f)    Electric Utilities and Infrastructure includes impact of GIC minority interest sale. Other includes lower returns on investments, partially offset by higher earnings at NMC.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Operating Revenues
Regulated electric	$6,074	$5,258	$12,007	$10,477
Regulated natural gas	425	302	1,427	1,051
Nonregulated electric and other	186	198	383	380
Total operating revenues	6,685	5,758	13,817	11,908
Operating Expenses
Fuel used in electric generation and purchased power	1,972	1,415	3,789	2,858
Cost of natural gas	189	79	670	355
Operation, maintenance and other	1,447	1,410	3,077	2,812
Depreciation and amortization	1,302	1,207	2,622	2,433
Property and other taxes	379	349	771	702
Impairment of assets and other charges	(9)	131	206	131
Total operating expenses	5,280	4,591	11,135	9,291
Gains on Sales of Other Assets and Other, net	8	2	10	2
Operating Income	1,413	1,169	2,692	2,619
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	36	9	61	(8)
Other income and expenses, net	115	128	204	255
Total other income and expenses	151	137	265	247
Interest Expense	607	572	1,194	1,107
Income Before Income Taxes	957	734	1,763	1,759
Income Tax Expense	77	36	63	120
Net Income	880	698	1,700	1,639
Add: Net Loss Attributable to Noncontrolling Interests	27	67	64	118
Net Income Attributable to Duke Energy Corporation	907	765	1,764	1,757
Less: Preferred Dividends	14	14	53	53
Net Income Available to Duke Energy Corporation Common Stockholders	$893	$751	$1,711	$1,704

Earnings Per Share – Basic and Diluted
Net income available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.14	$0.96	$2.22	$2.21
Weighted average shares outstanding
Basic and Diluted	770	769	770	769

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	June 30, 2022	December 31, 2021
ASSETS
Current Assets
Cash and cash equivalents	$428	$343
Receivables (net of allowance for doubtful accounts of $44 at 2022 and $46 at 2021)	907	1,173
Receivables of VIEs (net of allowance for doubtful accounts of $92 at 2022 and $76 at 2021)	3,021	2,437
Inventory	3,208	3,199
Regulatory assets (includes $105 at 2022 and 2021 related to VIEs)	2,834	2,150
Other (includes $284 at 2022 and $256 at 2021 related to VIEs)	1,163	638
Total current assets	11,561	9,940
Property, Plant and Equipment
Cost	166,004	161,819
Accumulated depreciation and amortization	(52,252)	(50,555)
Facilities to be retired, net	99	144
Net property, plant and equipment	113,851	111,408
Other Noncurrent Assets
Goodwill	19,303	19,303
Regulatory assets (includes $1,774 at 2022 and $1,823 at 2021 related to VIEs)	12,863	12,487
Nuclear decommissioning trust funds	8,574	10,401
Operating lease right-of-use assets, net	1,222	1,266
Investments in equity method unconsolidated affiliates	983	970
Other (includes $120 at 2022 and $92 at 2021 related to VIEs)	4,026	3,812
Total other noncurrent assets	46,971	48,239
Total Assets	$172,383	$169,587
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$3,971	$3,629
Notes payable and commercial paper	3,875	3,304
Taxes accrued	682	749
Interest accrued	554	533
Current maturities of long-term debt (includes $633 at 2022 and $243 at 2021 related to VIEs)	3,171	3,387
Asset retirement obligations	649	647
Regulatory liabilities	1,383	1,211
Other	2,259	2,471
Total current liabilities	16,544	15,931
Long-Term Debt (includes $4,435 at 2022 and $4,854 at 2021 related to VIEs)	63,147	60,448
Other Noncurrent Liabilities
Deferred income taxes	9,948	9,379
Asset retirement obligations	12,080	12,129
Regulatory liabilities	14,519	16,152
Operating lease liabilities	1,039	1,074
Accrued pension and other post-retirement benefit costs	799	855
Investment tax credits	855	833
Other (includes $213 at 2022 and $319 at 2021 related to VIEs)	1,868	1,650
Total other noncurrent liabilities	41,108	42,072
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2022 and 2021	973	973
Preferred stock, Series B, $0.001 par value, 1 million shares authorized and outstanding at 2022 and 2021	989	989
Common Stock, $0.001 par value, 2 billion shares authorized; 770 million shares outstanding at 2022 and 769 million shares outstanding at 2021	1	1
Additional paid-in capital	44,373	44,371
Retained earnings	3,457	3,265
Accumulated other comprehensive loss	(73)	(303)
Total Duke Energy Corporation stockholders' equity	49,720	49,296
Noncontrolling interests	1,864	1,840
Total equity	51,584	51,136
Total Liabilities and Equity	$172,383	$169,587

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Six Months Ended June 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,700	$1,639
Adjustments to reconcile net income to net cash provided by operating activities	2,335	2,234
Net cash provided by operating activities	4,035	3,873

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(5,492)	(5,614)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	1,576	1,750

Net increase in cash, cash equivalents and restricted cash	119	9
Cash, cash equivalents and restricted cash at beginning of period	520	556
Cash, cash equivalents and restricted cash at end of period	$639	$565

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$6,082	$—	$—	$—	$(8)	$6,074
Regulated natural gas	—	448	—	—	(23)	425
Nonregulated electric and other	53	5	121	30	(23)	186
Total operating revenues	6,135	453	121	30	(54)	6,685
Operating Expenses
Fuel used in electric generation and purchased power	1,991	—	—	—	(19)	1,972
Cost of natural gas	—	189	—	—	—	189
Operation, maintenance and other	1,328	113	82	(46)	(30)	1,447
Depreciation and amortization	1,110	82	60	58	(8)	1,302
Property and other taxes	331	33	10	4	1	379
Impairment of assets and other charges	(8)	—	—	—	(1)	(9)
Total operating expenses	4,752	417	152	16	(57)	5,280
Gains on Sales of Other Assets and Other, net	3	4	—	—	1	8
Operating Income (Loss)	1,386	40	(31)	14	4	1,413
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	2	4	(2)	32	—	36
Other income and expenses, net	151	15	2	(39)	(14)	115
Total Other Income and Expenses	153	19	—	(7)	(14)	151
Interest Expense	391	42	19	165	(10)	607
Income (Loss) Before Income Taxes	1,148	17	(50)	(158)	—	957
Income Tax Expense (Benefit)	158	(2)	(36)	(43)	—	77
Net Income (Loss)	990	19	(14)	(115)	—	880
Add: Net (Income) Loss Attributable to Noncontrolling Interest	(16)	—	44	(1)	—	27
Net Income (Loss) Attributable to Duke Energy Corporation	974	19	30	(116)	—	907
Less: Preferred Dividends	—	—	—	14	—	14
Segment Income / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$974	$19	$30	$(130)	$—	$893
Special Items	(16)	—	16	—	—	—
Adjusted Earnings(a)	$958	$19	$46	$(130)	$—	$893

(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended June 30, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$12,022	$—	$—	$—	$(15)	$12,007
Regulated natural gas	—	1,473	—	—	(46)	1,427
Nonregulated electric and other	115	12	242	60	(46)	383
Total operating revenues	12,137	1,485	242	60	(107)	13,817
Operating Expenses
Fuel used in electric generation and purchased power	3,828	—	—	—	(39)	3,789
Cost of natural gas	—	670	—	—	—	670
Operation, maintenance and other	2,754	295	164	(74)	(62)	3,077
Depreciation and amortization	2,241	161	120	115	(15)	2,622
Property and other taxes	668	74	20	8	1	771
Impairment of assets and other charges	206	—	—	—	—	206
Total operating expenses	9,697	1,200	304	49	(115)	11,135
Gains (Losses) on Sales of Other Assets and Other, net	5	4	(1)	1	1	10
Operating Income (Loss)	2,445	289	(63)	12	9	2,692
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	4	8	(3)	52	—	61
Other income and expenses, net	263	28	3	(65)	(25)	204
Total Other Income and Expenses	267	36	—	(13)	(25)	265
Interest Expense	767	82	37	324	(16)	1,194
Income (Loss) Before Income Taxes	1,945	243	(100)	(325)	—	1,763
Income Tax Expense (Benefit)	241	(30)	(69)	(79)	—	63
Net Income (Loss)	1,704	273	(31)	(246)	—	1,700
Add: Net (Income) Loss Attributable to Noncontrolling Interest	(7)	—	72	(1)	—	64
Net Income (Loss) Attributable to Duke Energy Corporation	1,697	273	41	(247)	—	1,764
Less: Preferred Dividends	—	—	—	53	—	53
Segment Income / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$1,697	$273	$41	$(300)	$—	$1,711
Special Items	157	—	16	—	—	173
Adjusted Earnings(a)	$1,854	$273	$57	$(300)	$—	$1,884
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30, 2021
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,335	$—	$—	$—	$(77)	$5,258
Regulated natural gas	—	324	—	—	(22)	302
Nonregulated electric and other	—	3	119	27	49	198
Total operating revenues	5,335	327	119	27	(50)	5,758
Operating Expenses
Fuel used in electric generation and purchased power	1,434	—	—	—	(19)	1,415
Cost of natural gas	—	79	—	—	—	79
Operation, maintenance and other	1,262	98	78	1	(29)	1,410
Depreciation and amortization	1,013	74	56	71	(7)	1,207
Property and other taxes	308	27	9	5	—	349
Impairment of assets and other charges	1	—	—	131	(1)	131
Total operating expenses	4,018	278	143	208	(56)	4,591
Gains on Sales of Other Assets and Other, net	2	—	—	—	—	2
Operating Income (Loss)	1,319	49	(24)	(181)	6	1,169
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	2	(8)	(1)	16	—	9
Other income and expenses, net	95	18	4	16	(5)	128
Total Other Income and Expenses	97	10	3	32	(5)	137
Interest Expense	361	35	20	156	—	572
Income (Loss) Before Income Taxes	1,055	24	(41)	(305)	1	734
Income Tax Expense (Benefit)	120	7	(21)	(71)	1	36
Net Income (Loss)	935	17	(20)	(234)	—	698
Add: Net Loss Attributable to Noncontrolling Interest	—	—	67	—	—	67
Net Income (Loss) Attributable to Duke Energy Corporation	935	17	47	(234)	—	765
Less: Preferred Dividends	—	—	—	14	—	14
Segment Income / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$935	$17	$47	$(248)	$—	$751
Special Items	—	12	—	135	—	147
Adjusted Earnings(a)	$935	$29	$47	$(113)	$—	$898
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended June 30, 2021
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$10,616	$—	$—	$—	$(139)	$10,477
Regulated natural gas	—	1,096	—	—	(45)	1,051
Nonregulated electric and other	—	6	238	53	83	380
Total operating revenues	10,616	1,102	238	53	(101)	11,908
Operating Expenses
Fuel used in electric generation and purchased power	2,896	—	—	—	(38)	2,858
Cost of natural gas	—	355	—	—	—	355
Operation, maintenance and other	2,544	200	150	(23)	(59)	2,812
Depreciation and amortization	2,070	142	109	126	(14)	2,433
Property and other taxes	619	62	18	2	1	702
Impairment of assets and other charges	1	—	—	131	(1)	131
Total operating expenses	8,130	759	277	236	(111)	9,291
Gains on Sales of Other Assets and Other, net	2	—	—	—	—	2
Operating Income (Loss)	2,488	343	(39)	(183)	10	2,619
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	5	(8)	(28)	23	—	(8)
Other income and expenses, net	196	35	6	30	(12)	255
Total Other Income and Expenses	201	27	(22)	53	(12)	247
Interest Expense	701	68	33	307	(2)	1,107
Income (Loss) Before Income Taxes	1,988	302	(94)	(437)	—	1,759
Income Tax Expense (Benefit)	233	40	(50)	(103)	—	120
Net Income (Loss)	1,755	262	(44)	(334)	—	1,639
Add: Net Loss Attributable to Noncontrolling Interest	—	—	118	—	—	118
Net Income (Loss) Attributable to Duke Energy Corporation	1,755	262	74	(334)	—	1,757
Less: Preferred Dividends	—	—	—	53	—	53
Segment Income / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$1,755	$262	$74	$(387)	$—	$1,704
Special Items	—	17	—	135	—	152
Adjusted Earnings(a)	$1,755	$279	$74	$(252)	$—	$1,856
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	June 30, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$194	$16	$10	$208	$—	$428
Receivables, net	620	158	117	12	—	907
Receivables of variable interest entities, net	3,021	—	—	—	—	3,021
Receivables from affiliated companies	44	386	619	989	(2,038)	—
Notes receivable from affiliated companies	62	—	—	1,065	(1,127)	—
Inventory	3,003	78	85	42	—	3,208
Regulatory assets	2,563	173	—	98	—	2,834
Other	546	105	189	367	(44)	1,163
Total current assets	10,053	916	1,020	2,781	(3,209)	11,561
Property, Plant and Equipment
Cost	141,553	14,494	7,523	2,527	(93)	166,004
Accumulated depreciation and amortization	(46,284)	(2,973)	(1,568)	(1,427)	—	(52,252)
Facilities to be retired, net	90	10	—	—	(1)	99
Net property, plant and equipment	95,359	11,531	5,955	1,100	(94)	113,851
Other Noncurrent Assets
Goodwill	17,379	1,924	—	—	—	19,303
Regulatory assets	11,634	762	—	467	—	12,863
Nuclear decommissioning trust funds	8,574	—	—	—	—	8,574
Operating lease right-of-use assets, net	830	14	126	252	—	1,222
Investments in equity method unconsolidated affiliates	99	227	513	144	—	983
Investment in consolidated subsidiaries	605	3	(7)	67,803	(68,404)	—
Other	2,236	379	282	2,796	(1,667)	4,026
Total other noncurrent assets	41,357	3,309	914	71,462	(70,071)	46,971
Total Assets	146,769	15,756	7,889	75,343	(73,374)	172,383
Segment reclassifications, intercompany balances and other	(895)	(336)	(613)	(71,522)	73,366	—
Segment Assets	$145,874	$15,420	$7,276	$3,821	$(8)	$172,383

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	June 30, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,992	$353	$94	$532	$—	$3,971
Accounts payable to affiliated companies	680	34	460	809	(1,983)	—
Notes payable to affiliated companies	942	141	28	49	(1,160)	—
Notes payable and commercial paper	—	—	—	3,875	—	3,875
Taxes accrued	728	44	21	(110)	(1)	682
Interest accrued	379	48	3	124	—	554
Current maturities of long-term debt	1,532	—	285	1,359	(5)	3,171
Asset retirement obligations	649	—	—	—	—	649
Regulatory liabilities	1,265	118	—	—	—	1,383
Other	1,576	133	95	519	(64)	2,259
Total current liabilities	10,743	871	986	7,157	(3,213)	16,544
Long-Term Debt	39,154	4,138	1,255	18,689	(89)	63,147
Long-Term Debt Payable to Affiliated Companies	1,659	7	—	—	(1,666)	—
Other Noncurrent Liabilities
Deferred income taxes	10,898	1,142	(556)	(1,536)	—	9,948
Asset retirement obligations	11,825	77	178	—	—	12,080
Regulatory liabilities	13,167	1,323	—	29	—	14,519
Operating lease liabilities	735	12	131	161	—	1,039
Accrued pension and other post-retirement benefit costs	250	36	(30)	543	—	799
Investment tax credits	853	2	—	—	—	855
Other	825	297	427	509	(190)	1,868
Total other noncurrent liabilities	38,553	2,889	150	(294)	(190)	41,108
Equity
Total Duke Energy Corporation stockholders' equity	56,238	7,848	4,062	49,788	(68,216)	49,720
Noncontrolling interests	422	3	1,436	3	—	1,864
Total equity	56,660	7,851	5,498	49,791	(68,216)	51,584
Total Liabilities and Equity	146,769	15,756	7,889	75,343	(73,374)	172,383
Segment reclassifications, intercompany balances and other	(895)	(336)	(613)	(71,522)	73,366	—
Segment Liabilities and Equity	$145,874	$15,420	$7,276	$3,821	$(8)	$172,383

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended June 30, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$1,781	$1,581	$1,628	$401	$918	$(174)	$6,135
Operating Expenses
Fuel used in electric generation and purchased power	431	593	665	127	359	(184)	1,991
Operation, maintenance and other	463	359	239	83	180	4	1,328
Depreciation and amortization	384	271	237	58	155	5	1,110
Property and other taxes	77	41	109	73	22	9	331
Impairment of assets and other charges	(12)	4	—	—	—	—	(8)
Total operating expenses	1,343	1,268	1,250	341	716	(166)	4,752
Gains on Sales of Other Assets and Other, net	—	—	1	1	—	1	3
Operating Income	438	313	379	61	202	(7)	1,386
Other Income and Expenses, net(b)	60	34	44	4	8	3	153
Interest Expense	143	90	90	22	45	1	391
Income Before Income Taxes	355	257	333	43	165	(5)	1,148
Income Tax Expense	27	37	67	6	15	6	158
Less: Income Attributable to Noncontrolling Interest	—	—	—	—	—	16	16
Segment Income	$328	$220	$266	$37	$150	$(27)	$974
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $25 million for Duke Energy Carolinas, $15 million for Duke Energy Progress, $5 million for Duke Energy Florida, $1 million for Duke Energy Ohio and $3 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Six Months Ended June 30, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$3,669	$3,213	$2,983	$813	$1,740	$(281)	$12,137
Operating Expenses
Fuel used in electric generation and purchased power	879	1,167	1,155	254	678	(305)	3,828
Operation, maintenance and other	970	746	486	172	371	9	2,754
Depreciation and amortization	763	577	468	113	311	9	2,241
Property and other taxes	170	90	212	149	47	—	668
Impairment of assets and other charges	(9)	4	—	—	211	—	206
Total operating expenses	2,773	2,584	2,321	688	1,618	(287)	9,697
Gains on Sales of Other Assets and Other, net	—	1	2	—	—	2	5
Operating Income	896	630	664	125	122	8	2,445
Other Income and Expenses, net(b)	115	59	62	8	18	5	267
Interest Expense	284	175	174	43	90	1	767
Income Before Income Taxes	727	514	552	90	50	12	1,945
Income Tax Expense (Benefit)	54	72	110	12	(22)	15	241
Less: Income Attributable to Noncontrolling Interest(c)	—	—	—	—	—	7	7
Segment Income Attributable to Duke Energy Corporation	$673	$442	$442	$78	$72	$(10)	$1,697
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $47 million for Duke Energy Carolinas, $22 million for Duke Energy Progress, $10 million for Duke Energy Florida, $3 million for Duke Energy Ohio and $10 million for Duke Energy Indiana.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	June 30, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$37	$75	$44	$12	$26	$—	$194
Receivables, net	269	63	126	75	85	2	620
Receivables of variable interest entities, net	893	705	647	—	—	776	3,021
Receivables from affiliated companies	241	20	5	141	221	(584)	44
Notes receivable from affiliated companies	—	154	—	—	—	(92)	62
Inventory	1,033	948	478	103	441	—	3,003
Regulatory assets	757	621	785	29	373	(2)	2,563
Other	128	123	58	4	237	(4)	546
Total current assets	3,358	2,709	2,143	364	1,383	96	10,053
Property, Plant and Equipment
Cost	53,074	37,885	24,714	7,915	17,709	256	141,553
Accumulated depreciation and amortization	(18,205)	(13,977)	(6,097)	(2,180)	(5,824)	(1)	(46,284)
Facilities to be retired, net	90	—	—	—	—	—	90
Net property, plant and equipment	34,959	23,908	18,617	5,735	11,885	255	95,359
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	3,339	4,161	1,920	342	1,092	780	11,634
Nuclear decommissioning trust funds	4,729	3,374	470	—	—	1	8,574
Operating lease right-of-use assets, net	84	397	280	18	50	1	830
Investments in equity method unconsolidated affiliates	—	—	1	—	—	98	99
Investment in consolidated subsidiaries	56	13	3	311	1	221	605
Other	1,304	787	406	66	265	(592)	2,236
Total other noncurrent assets	9,512	8,732	3,080	1,333	1,408	17,292	41,357
Total Assets	47,829	35,349	23,840	7,432	14,676	17,643	146,769
Segment reclassifications, intercompany balances and other	(306)	(291)	(19)	(195)	240	(324)	(895)
Reportable Segment Assets	$47,523	$35,058	$23,821	$7,237	$14,916	$17,319	$145,874
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	June 30, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$1,158	$469	$750	$283	$317	$15	$2,992
Accounts payable to affiliated companies	189	342	147	32	216	(246)	680
Notes payable to affiliated companies	29	—	504	193	275	(59)	942
Taxes accrued	177	115	186	159	76	15	728
Interest accrued	135	101	72	23	48	—	379
Current maturities of long-term debt	1,018	66	327	—	31	90	1,532
Asset retirement obligations	254	261	1	12	122	(1)	649
Regulatory liabilities	460	342	238	46	178	1	1,265
Other	470	424	394	109	180	(1)	1,576
Total current liabilities	3,890	2,120	2,619	857	1,443	(186)	10,743
Long-Term Debt	12,844	10,446	8,120	2,599	4,156	989	39,154
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	1,041	1,659
Other Noncurrent Liabilities
Deferred income taxes	3,966	2,335	2,508	779	1,271	39	10,898
Asset retirement obligations	5,065	5,414	392	71	845	38	11,825
Regulatory liabilities	6,300	4,342	752	308	1,485	(20)	13,167
Operating lease liabilities	70	365	235	18	48	(1)	735
Accrued pension and other post-retirement benefit costs	42	215	155	80	167	(409)	250
Investment tax credits	285	126	262	3	176	1	853
Other	558	101	72	53	74	(33)	825
Total other noncurrent liabilities	16,286	12,898	4,376	1,312	4,066	(385)	38,553
Equity
Total Duke Energy Corporation stockholders equity	14,509	9,735	8,725	2,646	4,861	15,762	56,238
Noncontrolling interests(c)	—	—	—	—	—	422	422
Total equity	14,509	9,735	8,725	2,646	4,861	16,184	56,660
Total Liabilities and Equity	47,829	35,349	23,840	7,432	14,676	17,643	146,769
Segment reclassifications, intercompany balances and other	(306)	(291)	(19)	(195)	240	(324)	(895)
Reportable Segment Liabilities and Equity	$47,523	$35,058	$23,821	$7,237	$14,916	$17,319	$145,874
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended June 30, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$144	$310	$—	$(1)	$453
Operating Expenses
Cost of natural gas	46	143	—	—	189
Operation, maintenance and other	24	88	1	—	113
Depreciation and amortization	25	56	—	1	82
Property and other taxes	19	15	—	(1)	33
Total operating expenses	114	302	1	—	417
Gains on Sales of Other Assets and Other, net	—	4	—	—	4
Operating Income (Loss)	30	12	(1)	(1)	40
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	4	—	4
Other income and expenses, net	2	14	—	(1)	15
Total other income and expenses	2	14	4	(1)	19
Interest Expense	9	34	—	(1)	42
Income (Loss) Before Income Taxes	23	(8)	3	(1)	17
Income Tax Expense (Benefit)	4	(7)	2	(1)	(2)
Segment Income (Loss)	$19	$(1)	$1	$—	$19
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Primarily earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Six Months Ended June 30, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$370	$1,115	$—	$—	$1,485
Operating Expenses
Cost of natural gas	153	517	—	—	670
Operation, maintenance and other	111	181	2	1	295
Depreciation and amortization	50	110	—	1	161
Property and other taxes	44	31	—	(1)	74
Total operating expenses	358	839	2	1	1,200
Gains on Sales of Other Assets and Other, net	—	4	—	—	4
Operating Income (Loss)	12	280	(2)	(1)	289
Other Income and Expenses, net
Equity in earnings of unconsolidated affiliates	—	—	8	—	8
Other income and expenses, net	4	24	—	—	28
Other Income and Expenses, net	4	24	8	—	36
Interest Expense	17	66	—	(1)	82
(Loss) Income Before Income Taxes	(1)	238	6	—	243
Income Tax (Benefit) Expense	(58)	26	3	(1)	(30)
Segment Income	$57	$212	$3	$1	$273
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	June 30, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$3	$—	$12	$1	$16
Receivables, net	8	150	—	—	158
Receivables from affiliated companies	13	84	361	(72)	386
Inventory	10	68	—	—	78
Regulatory assets	19	154	—	—	173
Other	44	60	2	(1)	105
Total current assets	97	516	375	(72)	916
Property, Plant and Equipment
Cost	4,118	10,316	61	(1)	14,494
Accumulated depreciation and amortization	(987)	(1,987)	—	1	(2,973)
Facilities to be retired, net	—	10	—	—	10
Net property, plant and equipment	3,131	8,339	61	—	11,531
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	283	373	—	106	762
Operating lease right-of-use assets, net	—	14	—	—	14
Investments in equity method unconsolidated affiliates	—	—	222	5	227
Investment in consolidated subsidiaries	—	—	—	3	3
Other	22	324	32	1	379
Total other noncurrent assets	629	760	254	1,666	3,309
Total Assets	3,857	9,615	690	1,594	15,756
Segment reclassifications, intercompany balances and other	42	(85)	(361)	68	(336)
Reportable Segment Assets	$3,899	$9,530	$329	$1,662	$15,420
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	June 30, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$96	$254	$3	$—	$353
Accounts payable to affiliated companies	2	67	44	(79)	34
Notes payable to affiliated companies	108	33	—	—	141
Taxes accrued	12	29	3	—	44
Interest accrued	9	39	—	—	48
Regulatory liabilities	29	89	—	—	118
Other	3	77	53	—	133
Total current liabilities	259	588	103	(79)	871
Long-Term Debt	619	3,363	64	92	4,138
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	320	831	(9)	—	1,142
Asset retirement obligations	54	23	—	—	77
Regulatory liabilities	272	1,038	—	13	1,323
Operating lease liabilities	—	12	—	—	12
Accrued pension and other post-retirement benefit costs	28	7	—	1	36
Investment tax credits	1	1	—	—	2
Other	43	202	50	2	297
Total other noncurrent liabilities	718	2,114	41	16	2,889
Equity
Total Duke Energy Corporation stockholders' equity	2,254	3,550	479	1,565	7,848
Noncontrolling interests	—	—	3	—	3
Total equity	2,254	3,550	482	1,565	7,851
Total Liabilities and Equity	3,857	9,615	690	1,594	15,756
Segment reclassifications, intercompany balances and other	42	(85)	(361)	68	(336)
Reportable Segment Liabilities and Equity	$3,899	$9,530	$329	$1,662	$15,420
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
June 2022

	Three Months Ended June 30,				Six Months Ended June 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
Gigawatt-hour (GWh) Sales(a)
Residential	19,594	18,742	4.5%	1.2%	42,623	42,511	0.3%	3.3%
General Service	18,449	17,657	4.5%	1.7%	36,502	34,965	4.4%	4.5%
Industrial	11,715	11,931	(1.8%)	1.7%	24,216	23,700	2.2%	2.9%
Other Energy Sales	143	134	6.7%	n/a	280	273	2.6%	n/a
Unbilled Sales	3,369	2,343	43.8%	n/a	3,262	261	1,149.8%	n/a
Total Retail Sales	53,270	50,807	4.8%	1.5%	106,883	101,710	5.1%	3.6%
Wholesale and Other	11,215	9,652	16.2%		21,969	19,532	12.5%
Total Consolidated Electric Sales – Electric Utilities and Infrastructure	64,485	60,459	6.7%		128,852	121,242	6.3%

Average Number of Customers (Electric)
Residential	7,104,616	6,978,972	1.8%		7,089,954	6,963,531	1.8%
General Service	1,038,653	1,022,668	1.6%		1,036,420	1,020,364	1.6%
Industrial	16,348	16,454	(0.6%)		16,371	16,467	(0.6%)
Other Energy Sales	24,409	24,305	0.4%		24,416	24,265	0.6%
Total Retail Customers	8,184,026	8,042,399	1.8%		8,167,161	8,024,627	1.8%
Wholesale and Other	37	38	(2.6%)		38	39	(2.6%)
Total Average Number of Customers – Electric Utilities and Infrastructure	8,184,063	8,042,437	1.8%		8,167,199	8,024,666	1.8%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	10,231	11,028	(7.2%)		20,214	24,099	(16.1%)
Nuclear	17,826	18,513	(3.7%)		35,993	37,485	(4.0%)
Hydro	542	663	(18.3%)		1,132	1,626	(30.4%)
Natural Gas and Oil	20,594	18,343	12.3%		42,796	35,927	19.1%
Renewable Energy	706	469	50.5%		1,134	770	47.3%
Total Generation(d)	49,899	49,016	1.8%		101,269	99,907	1.4%
Purchased Power and Net Interchange(e)	17,866	18,745	(4.7%)		32,713	32,435	0.9%
Total Sources of Energy	67,765	67,761	—%		133,982	132,342	1.2%
Less: Line Loss and Other	3,280	7,302	(55.1%)		5,130	11,100	(53.8%)
Total GWh Sources	64,485	60,459	6.7%		128,852	121,242	6.3%

Owned Megawatt (MW) Capacity(c)
Summer					49,789	50,137
Winter					53,015	53,545
Nuclear Capacity Factor (%)(f)					94	96

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2022

	Three Months Ended June 30,				Six Months Ended June 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	6,308	6,069	3.9%		14,365	14,423	(0.4%)
General Service	7,195	6,542	10.0%		14,041	13,112	7.1%
Industrial	5,281	4,734	11.6%		10,264	9,492	8.1%
Other Energy Sales	75	71	5.6%		152	146	4.1%
Unbilled Sales	1,009	622	62.2%		1,244	267	365.9%
Total Retail Sales	19,868	18,038	10.1%	5.2%	40,066	37,440	7.0%	5.0%
Wholesale and Other	2,154	2,324	(7.3%)		4,505	4,884	(7.8%)
Total Consolidated Electric Sales – Duke Energy Carolinas	22,022	20,362	8.2%		44,571	42,324	5.3%

Average Number of Customers
Residential	2,371,493	2,325,357	2.0%		2,366,535	2,319,076	2.0%
General Service	401,994	396,990	1.3%		401,098	396,029	1.3%
Industrial	6,059	6,060	—%		6,057	6,066	(0.1%)
Other Energy Sales	11,247	11,307	(0.5%)		11,247	11,305	(0.5%)
Total Retail Customers	2,790,793	2,739,714	1.9%		2,784,937	2,732,476	1.9%
Wholesale and Other	17	19	(10.5%)		17	19	(10.5%)
Total Average Number of Customers – Duke Energy Carolinas	2,790,810	2,739,733	1.9%		2,784,954	2,732,495	1.9%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,209	4,000	(44.8%)		4,597	8,118	(43.4%)
Nuclear	10,099	11,692	(13.6%)		21,246	23,343	(9.0%)
Hydro	299	393	(23.9%)		637	1,012	(37.1%)
Natural Gas and Oil	6,066	3,923	54.6%		12,305	8,419	46.2%
Renewable Energy	152	88	72.7%		246	155	58.7%
Total Generation(d)	18,825	20,096	(6.3%)		39,031	41,047	(4.9%)
Purchased Power and Net Interchange(e)	3,917	1,851	111.6%		6,923	4,010	72.6%
Total Sources of Energy	22,742	21,947	3.6%		45,954	45,057	2.0%
Less: Line Loss and Other	720	1,585	(54.6%)		1,383	2,733	(49.4%)
Total GWh Sources	22,022	20,362	8.2%		44,571	42,324	5.3%

Owned MW Capacity(c)
Summer					19,491	20,001
Winter					20,350	20,877
Nuclear Capacity Factor (%)(f)					94	98

Heating and Cooling Degree Days
Actual
Heating Degree Days	182	225	(19.1%)		1,795	1,908	(5.9%)
Cooling Degree Days	590	466	26.6%		600	471	27.4%

Variance from Normal
Heating Degree Days	(13.4%)	8.0%			(6.9%)	(0.9%)
Cooling Degree Days	17.4%	(7.5%)			17.8%	(7.8%)

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2022

	Three Months Ended June 30,				Six Months Ended June 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	3,964	3,796	4.4%		9,197	9,277	(0.9%)
General Service	3,672	3,448	6.5%		7,468	6,889	8.4%
Industrial	2,593	2,471	4.9%		5,727	4,923	16.3%
Other Energy Sales	34	20	70.0%		46	39	17.9%
Unbilled Sales	318	801	(60.3%)		(296)	210	(241.0%)
Total Retail Sales	10,581	10,536	0.4%	(2.6%)	22,142	21,338	3.8%	3.1%
Wholesale and Other	6,334	5,263	20.3%		12,742	10,998	15.9%
Total Consolidated Electric Sales – Duke Energy Progress	16,915	15,799	7.1%		34,884	32,336	7.9%

Average Number of Customers
Residential	1,430,619	1,405,164	1.8%		1,427,896	1,401,904	1.9%
General Service	249,109	242,542	2.7%		248,315	241,778	2.7%
Industrial	3,325	3,343	(0.5%)		3,331	3,345	(0.4%)
Other Energy Sales	2,563	2,598	(1.3%)		2,567	2,598	(1.2%)
Total Retail Customers	1,685,616	1,653,647	1.9%		1,682,109	1,649,625	2.0%
Wholesale and Other	8	8	—%		8	8	—%
Total Average Number of Customers – Duke Energy Progress	1,685,624	1,653,655	1.9%		1,682,117	1,649,633	2.0%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,972	663	197.4%		3,744	2,870	30.5%
Nuclear	7,727	6,821	13.3%		14,747	14,142	4.3%
Hydro	171	189	(9.5%)		396	469	(15.6%)
Natural Gas and Oil	4,441	5,476	(18.9%)		11,189	10,908	2.6%
Renewable Energy	82	78	5.1%		134	127	5.5%
Total Generation(d)	14,393	13,227	8.8%		30,210	28,516	5.9%
Purchased Power and Net Interchange(e)	2,978	2,932	1.6%		5,068	4,743	6.9%
Total Sources of Energy	17,371	16,159	7.5%		35,278	33,259	6.1%
Less: Line Loss and Other	456	356	28.1%		394	923	(57.3%)
Total GWh Sources	16,915	15,803	7.0%		34,884	32,336	7.9%

Owned MW Capacity(c)
Summer					12,464	12,468
Winter					13,605	13,609
Nuclear Capacity Factor (%)(f)					95	91

Heating and Cooling Degree Days
Actual
Heating Degree Days	151	199	(24.1%)		1,604	1,747	(8.2%)
Cooling Degree Days	677	545	24.2%		705	559	26.1%

Variance from Normal
Heating Degree Days	(15.1%)	13.5%			(8.9%)	(0.8%)
Cooling Degree Days	22.3%	(1.9%)			24.8%	(1.3%)

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2022

	Three Months Ended June 30,				Six Months Ended June 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	5,367	5,203	3.2%		9,894	9,691	2.1%
General Service	3,891	3,739	4.1%		7,236	6,955	4.0%
Industrial	962	852	12.9%		1,767	1,664	6.2%
Other Energy Sales	8	5	60.0%		17	11	54.5%
Unbilled Sales	753	525	—%		1,199	123	874.8%
Total Retail Sales	10,981	10,324	6.4%	3.1%	20,113	18,444	9.0%	6.8%
Wholesale and Other	1,359	870	56.2%		2,129	1,304	63.3%
Total Electric Sales – Duke Energy Florida	12,340	11,194	10.2%		22,242	19,748	12.6%

Average Number of Customers
Residential	1,715,895	1,685,526	1.8%		1,713,661	1,681,641	1.9%
General Service	207,626	204,877	1.3%		207,380	204,455	1.4%
Industrial	1,881	1,948	(3.4%)		1,894	1,952	(3.0%)
Other Energy Sales	3,751	3,781	(0.8%)		3,757	3,784	(0.7%)
Total Retail Customers	1,929,153	1,896,132	1.7%		1,926,692	1,891,832	1.8%
Wholesale and Other	8	6	33.3%		9	7	28.6%
Total Average Number of Customers – Duke Energy Florida	1,929,161	1,896,138	1.7%		1,926,701	1,891,839	1.8%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,360	1,879	(27.6%)		2,183	2,915	(25.1%)
Natural Gas and Oil	9,179	8,203	11.9%		17,143	15,379	11.5%
Renewable Energy	463	295	56.9%		742	479	54.9%
Total Generation(d)	11,002	10,377	6.0%		20,068	18,773	6.9%
Purchased Power and Net Interchange(e)	1,609	1,227	31.1%		2,214	2,064	7.3%
Total Sources of Energy	12,611	11,604	8.7%		22,282	20,837	6.9%
Less: Line Loss and Other	271	410	(33.9%)		40	1,089	(96.3%)
Total GWh Sources	12,340	11,194	10.2%		22,242	19,748	12.6%

Owned MW Capacity(c)
Summer					10,412	10,246
Winter					11,115	11,114

Heating and Cooling Degree Days
Actual
Heating Degree Days	4	15	(73.3%)		301	310	(2.9%)
Cooling Degree Days	1,188	1,092	8.8%		1,481	1,360	8.9%

Variance from Normal
Heating Degree Days	(55.1%)	68.5%			(19.4%)	(18.2%)
Cooling Degree Days	12.8%	4.0%			18.1%	9.6%

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2022

	Three Months Ended June 30,				Six Months Ended June 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	1,964	1,829	7.4%		4,425	4,416	0.2%
General Service	1,717	2,111	(18.7%)		3,868	4,283	(9.7%)
Industrial	959	1,366	(29.8%)		2,255	2,701	(16.5%)
Other Energy Sales	13	26	(50.0%)		39	52	(25.0%)
Unbilled Sales	747	206	262.6%		644	(115)	660.0%
Total Retail Sales	5,400	5,538	(2.5%)	(3.8%)	11,231	11,337	(0.9%)	(1.7%)
Wholesale and Other	164	200	(18.0%)		330	405	(18.5%)
Total Electric Sales – Duke Energy Ohio	5,564	5,738	(3.0%)		11,561	11,742	(1.5%)

Average Number of Customers
Residential	815,709	803,842	1.5%		812,995	803,025	1.2%
General Service	74,631	73,732	1.2%		74,442	73,655	1.1%
Industrial	2,419	2,431	(0.5%)		2,423	2,431	(0.3%)
Other Energy Sales	2,840	2,623	8.3%		2,829	2,587	9.4%
Total Retail Customers	895,599	882,628	1.5%		892,689	881,698	1.2%
Wholesale and Other	1	1	—%		1	1	—%
Total Average Number of Customers – Duke Energy Ohio	895,600	882,629	1.5%		892,690	881,699	1.2%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	792	872	(9.2%)		1,690	1,838	(8.1%)
Natural Gas and Oil	19	26	(26.9%)		24	28	(14.3%)
Total Generation(d)	811	898	(9.7%)		1,714	1,866	(8.1%)
Purchased Power and Net Interchange(e)	5,869	5,402	8.6%		11,698	11,183	4.6%
Total Sources of Energy	6,680	6,300	6.0%		13,412	13,049	2.8%
Less: Line Loss and Other	1,116	562	98.6%		1,851	1,307	41.6%
Total GWh Sources	5,564	5,738	(3.0%)		11,561	11,742	(1.5%)

Owned MW Capacity(c)
Summer					1,076	1,076
Winter					1,164	1,164

Heating and Cooling Degree Days
Actual
Heating Degree Days	440	514	(14.4%)		2,959	3,014	(1.8%)
Cooling Degree Days	411	360	14.2%		411	360	14.2%

Variance from Normal
Heating Degree Days	(0.8%)	16.4%			(1.6%)	0.5%
Cooling Degree Days	22.9%	8.1%			21.8%	7.1%

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2022

	Three Months Ended June 30,				Six Months Ended June 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	1,991	1,845	7.9%		4,742	4,704	0.8%
General Service	1,974	1,817	8.6%		3,889	3,726	4.4%
Industrial	1,920	2,508	(23.4%)		4,203	4,920	(14.6%)
Other Energy Sales	13	12	8.3%		26	25	4.0%
Unbilled Sales	542	189	186.8%		471	(224)	310.3%
Total Retail Sales	6,440	6,371	1.1%	(0.4%)	13,331	13,151	1.4%	0.4%
Wholesale and Other	1,204	995	21.0%		2,263	1,941	16.6%
Total Electric Sales – Duke Energy Indiana	7,644	7,366	3.8%		15,594	15,092	3.3%

Average Number of Customers
Residential	770,900	759,083	1.6%		768,867	757,885	1.4%
General Service	105,293	104,527	0.7%		105,185	104,447	0.7%
Industrial	2,664	2,672	(0.3%)		2,666	2,673	(0.3%)
Other Energy Sales	4,008	3,996	0.3%		4,016	3,991	0.6%
Total Retail Customers	882,865	870,278	1.4%		880,734	868,996	1.4%
Wholesale and Other	3	4	(25.0%)		3	4	(25.0%)
Total Average Number of Customers – Duke Energy Indiana	882,868	870,282	1.4%		880,737	869,000	1.4%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	3,898	3,614	7.9%		8,000	8,358	(4.3%)
Hydro	72	81	(11.1%)		99	145	(31.7%)
Natural Gas and Oil	889	715	24.3%		2,135	1,193	79.0%
Renewable Energy	9	8	12.5%		12	9	33.3%
Total Generation(d)	4,868	4,418	10.2%		10,246	9,705	5.6%
Purchased Power and Net Interchange(e)	3,493	7,333	(52.4%)		6,810	10,435	(34.7%)
Total Sources of Energy	8,361	11,751	(28.8%)		17,056	20,140	(15.3%)
Less: Line Loss and Other	717	4,385	(83.6%)		1,462	5,048	(71.0%)
Total GWh Sources	7,644	7,366	3.8%		15,594	15,092	3.3%

Owned MW Capacity(c)
Summer					6,346	6,346
Winter					6,781	6,781

Heating and Cooling Degree Days
Actual
Heating Degree Days	499	556	(10.3%)		3,297	3,261	1.1%
Cooling Degree Days	417	355	17.5%		417	355	17.5%

Variance from Normal
Heating Degree Days	1.8%	13.4%			1.8%	0.7%
Cooling Degree Days	24.4%	6.0%			23.3%	5.1%

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
June 2022

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	% Inc. (Dec.)	2022	2021	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms)(a)	126,530,274	106,034,615	19.3%	306,717,375	255,661,197	20.0%
Duke Energy Midwest LDC throughput (Mcf)	16,531,986	14,842,857	11.4%	53,762,623	51,951,909	3.5%

Average Number of Customers – Piedmont Natural Gas
Residential	1,039,928	1,024,921	1.5%	1,039,641	1,023,389	1.6%
Commercial	106,391	105,602	0.7%	106,628	105,829	0.8%
Industrial	957	959	(0.2%)	957	962	(0.5%)
Power Generation	19	19	—%	19	19	—%
Total Average Number of Gas Customers – Piedmont Natural Gas	1,147,295	1,131,501	1.4%	1,147,245	1,130,199	1.5%

Average Number of Customers – Duke Energy Midwest
Residential	516,973	511,276	1.1%	516,037	510,703	1.0%
General Service	42,551	34,565	23.1%	38,822	34,495	12.5%
Industrial	1,602	1,747	(8.3%)	1,618	1,748	(7.4%)
Other	103	130	(20.8%)	111	130	(14.6%)
Total Average Number of Gas Customers – Duke Energy Midwest	561,229	547,718	2.5%	556,588	547,076	1.7%
(a)    Piedmont has a margin decoupling mechanism in North Carolina, weather normalization mechanisms in South Carolina and Tennessee and fixed-price contracts with most power generation customers that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.

Commercial Renewables
Quarterly Highlights
June 2022

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	% Inc. (Dec.)	2022	2021	% Inc. (Dec.)
Renewable Plant Production, GWh	3,430	2,787	23.1%	6,418	5,375	19.4%
Net Proportional MW Capacity in Operation(a)	n/a	n/a		4,759	4,474	6.4%
(a)    Includes 100% tax equity project capacity.